Management’s Discussion and Analysis of Financial Condition and Results of Operations.
References to the “Company,” “Spartan,” “our,” “us” or “we” refer to Sunlight Financial Holdings Inc. (f/k/a Spartan Acquisition Corp. II), except where the context requires otherwise. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the unaudited condensed consolidated financial statements and the notes thereto contained elsewhere in this Quarterly Report on Form 10-Q (this “Quarterly Report”). Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Cautionary Note Regarding Forward-Looking Statements
This Quarterly Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “expect,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” or the negative of such terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Quarterly Report. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other U.S. Securities and Exchange Commission (the “SEC”) filings. Forward-looking statements relate to the future and are subject to many risks, assumptions and uncertainties, including those risks set forth in this Quarterly Report and as described in the section “Risk Factors” in the Company’s proxy statement/prospectus filed with the SEC on June 21, 2021.

Overview

We are a former blank check company incorporated on August 17, 2020 as a Delaware corporation under the name “Spartan Acquisition Corp. II,” and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On July 9, 2021, we consummated our Business Combination with Sunlight (as defined below).

Recent Developments

Business Combination

On July 9, 2021, we consummated the transactions pursuant to that certain business combination agreement and plan of reorganization , dated as of January 23, 2021 (the “Business Combination Agreement”), by and among Spartan, SL Invest I Inc., a Delaware corporation and wholly owned subsidiary of the Company (“MergerCo1”), SL Invest II LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“MergerCo2”), SL Financial Investor I LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Holdings I”), SL Financial Investor II LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Holdings II”), SL Financial Holdings Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Spartan Sub”), SL Financial LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“OpCo Merger Sub” and collectively with MergerCo1, MergerCo2, Holdings I, Holdings II and the Company, the “Spartan Subsidiaries”), Sunlight Financial LLC, a Delaware limited liability company (“Sunlight”), FTV-Sunlight, Inc., a Delaware corporation (“FTV Blocker”) and Tiger Co-Invest B Sunlight Blocker, LLC, a Delaware limited liability company (“Tiger Blocker,” and collectively with FTV Blocker, the “Blockers”). Pursuant to the terms of the Business Combination Agreement, among other things, (i) OpCo Merger Sub merged with and into Sunlight, with Sunlight surviving the merger, (ii) MergerCo1 merged with and into FTV Blocker, with FTV Blocker surviving as a wholly owned subsidiary of Spartan and immediately thereafter, FTV Blocker merged with and into Holdings I, with Holdings I surviving the merger as a wholly owned subsidiary of Spartan, (iii) MergerCo2 merged with and into Tiger Blocker, with Tiger Blocker surviving as a wholly owned subsidiary of Spartan and immediately thereafter, Tiger Blocker merged with and into Holdings II, with Holdings II surviving the merger as a wholly owned subsidiary of Spartan and (iv) thereafter Spartan contributed all of its remaining assets (other than the membership interests in each of Holdings I, Holdings II and Spartan Sub) to Spartan Sub and Spartan Sub in turn contributed such assets to Sunlight. Upon consummation of the Business Combination, Spartan was renamed Sunlight Financial Holdings Inc. (“Sunlight Financial Holdings”) and the combined company is organized in an “Up-C” structure, meaning that all of the material assets of the combined company are held by Sunlight, and Sunlight Financial Holdings’ only material assets are its equity interests in Sunlight.

PIPE Financing
On July 9, 2021, in connection with the closing of the Business Combination, a number of investors (collectively, the “Subscribers”) purchased an aggregate of 25,000,000 shares of Class A common stock, par value $0.0001 per share (“Class A common stock” and such shares purchased by the Subscribers, the “PIPE Shares”), at a purchase price of $10.00 per share for an aggregate purchase price of $250,000,000 in a private placement, pursuant to separate subscription agreements, dated as of January 23, 2021 (collectively, the “Subscription Agreements”). Pursuant to the Subscription Agreements, we gave certain registration rights to the Subscribers with respect to the PIPE Shares.
Results of Operations
Our entire activity from inception through the completion of the Business Combination related to our formation, the preparation for our initial public offering (the “Initial Public Offering”) of 34,500,000 units (each, a “Unit” and collectively, the “Units”), and since the closing of the Initial Public Offering, the search for a prospective merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to the completion of the Business Combination, we neither engaged in any operations nor generated any revenues. Although we did not generate any operating revenues prior to the completion of the Business Combination, we have generated non-operating income in the form of gain on investment (net), dividends and interest held in a trust account located in the United States at J.P. Morgan Chase Bank, N.A. with Continental Stock Transfer & Trust Company acting as trustee (the “Trust Account”). As a result of the closing of the Business Combination, our business has substantially changed and is now that of Sunlight. Accordingly, we expect to incur increased expenses as a result of being a public operating company.
For the three months ended June 30, 2021, we had a net loss of approximately $1.6 million, which consisted of approximately $2.6 million in general and administrative expenses (including approximately $2.1 million of merger-related expenses), $50,000 in franchise tax expenses, $5,000 in income tax expense, which was partially offset by approximately $1.0 million in change in the fair value of warrant liabilities and $6,000 net gain on investments held in the Trust Account.
For the six months ended June 30, 2021, we had a net loss of approximately $16.8 million, which consisted of approximately $7.6 million in general and administrative expenses (including approximately $6.4 million of merger-related expenses), $99,000 in franchise tax expenses, $9.2 million in change in the fair value of warrant liabilities and $7,000 in income tax expense, which was partially offset by approximately $75,000 net gain on investments held in the Trust Account.
Liquidity and Capital Resources
Following the consummation of Spartan’s Initial Public Offering, our liquidity needs have been satisfied through the net proceeds from the consummation of the sale of equity securities not held in the Trust Account and an aggregate of approximately $37,500 of interest income released from the Trust Account since inception to fund income tax and franchise tax payments.
As of June 30, 2021, we had approximately $140,000 in our operating bank account, approximately $47,000 of interest income available in the Trust Account to pay for taxes and working capital deficit of $6.0 million.
On January 23, 2021, we entered into the Business Combination Agreement with Sunlight and closed the Business Combination on July 9, 2021. Approximately $192,297,000 of the funds held in the Trust Account were also used to fund the redemption of 19,227,063 shares of Class A common stock. The Company also had PIPE financing (as noted above) and raised $250 million.
Contractual Obligations

Underwriting Agreement

The underwriters of Spartan’s Initial Public Offering were entitled to an underwriting discount of $0.20 per unit, or $6.9 million in the aggregate, paid upon the closing of the Initial Public Offering. In addition, $0.35 per unit, or approximately $12.1 million in the aggregate, was deferred and paid upon the consummation of the Business Combination from the amounts held in the Trust Account.

As of June 30, 2021, we did not have any long-term debt obligations, capital lease obligations, operating lease obligations, purchase obligations or long-term liabilities, other than an agreement to pay administrative services fees to our Sponsor that total $10,000 per month for office space, secretarial and administrative services provided to members of our management team, pursuant to that certain administrative services agreement entered into in connection with the Initial Public Offering, which terminated upon completion of the Business Combination.
Critical Accounting Policies
This management’s discussion and analysis of our financial condition and results of operations is based on our unaudited condensed consolidated financial statements, which have been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The preparation of these unaudited condensed consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities in our unaudited condensed consolidated financial statements. On an ongoing basis, we evaluate our estimates and judgments, including those related to fair value of financial instruments and accrued expenses. We base our estimates on historical experience, known trends and events and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Investments Held in the Trust Account

Our portfolio of investments held in the Trust Account is comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities, or a combination thereof. Our investments held in the Trust Account have been classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of these investments are included in interest income from investments held in Trust Account in the statement of operations. The estimated fair values of investments held in the Trust Account are determined using available market information, other than for investments in open-ended money market funds with published daily net asset values (“NAV”), in which case the Company uses NAV as a practical expedient to fair value. The NAV on these investments is typically held constant at $1.00 per unit.
Class A Common Stock Subject to Possible Redemption
We accounted for our Class A common stock subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Shares of conditionally redeemable Class A common stock (including Class A common stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, shares of Class A common stock are classified as stockholders’ equity. Our Class A common stock featured certain redemption rights that are considered to be outside of our control and subject to the occurrence of uncertain future events. Accordingly, as of June 30, 2021 and December 31, 2020, 27,043,141 and 28,726,659 shares of Class A common stock subject to possible redemption are presented as temporary equity, outside of the stockholders’ equity section of our balance sheet.
Net Loss Per Common Share
Our unaudited condensed statements of operations include a presentation of net income (loss) per share for Class A common stock subject to possible redemption in a manner similar to the two-class method of net income (loss) per common stock. Net income (loss) per common stock, basic and diluted, for Class A common stock is calculated by dividing the interest income earned on the Trust Account, less interest available to be withdrawn for the payment of taxes, by the weighted average number of Class A common stock outstanding for the periods. Net income (loss) per common stock, basic and diluted, for Class B common stock is calculated by dividing the net income (loss), adjusted for income attributable to Class A common stock, by the weighted average number of Class B Common Stock outstanding for the periods. Class B common stock includes the Founder Shares, as these common stocks do not have any redemption features and do not participate in the income earned on the Trust Account.
The calculation of diluted net income (loss) per common stock does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, (ii) exercise of over-allotment and (iii) Private Placement since the exercise price of the warrants is in excess of the average common stock price for the period and therefore the inclusion of such warrants would be anti-dilutive.
Recent Accounting Pronouncements
Our management does not believe there are any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, that would have a material effect on our financial statements.
Off-Balance Sheet Arrangements and Contractual Obligations
As of June 30, 2021, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations.
JOBS Act
The Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As a result, the unaudited condensed consolidated financial statements may not be comparable to companies that comply with new or revised accounting pronouncements as of public company effective dates.

Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the Public Company Accounting Oversight Board (United States) regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the Chief Executive Officer’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our Initial Public Offering or until we are no longer an “emerging growth company,” whichever is earlier.
Quantitative and Qualitative Disclosures About Market Risk.

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information otherwise required under this item.